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                                                                   EXHIBIT 10.12


                          SOFTWARE LICENSE AGREEMENT


     THIS SOFTWARE LICENSE AND MAINTENANCE AND SUPPORT AGREEMENT ("Agreement") is made between GTE Service Corporation, a New York corporation, with offices for this Agreement at 1255 Corporate Drive, Irving, Texas 75038, and its Affiliates ("GTE on the one hand, each only with respect to its obligations hereunder, and Genuity Solutions Inc., a Delaware corporation, with offices for this Agreement at 3 Van de Graaff Drive, Burlington, Massachusetts 01803 ("GENUITY") on the other hand.

     WHEREAS, GENUITY pursuant to this Agreement will be granted a limited, non-exclusive license to use specified GTE-owned software (including any updates provided to GENUITY pursuant to the IT Transition Services Agreement) for the internal operations of GENUITY and its Affiliates.

     In consideration of the mutual terms and conditions of this Agreement, the parties agree as follows:

1.  General.
    -------

     GTE and GENUITY desire to establish a contractual mechanism pursuant to which GENUITY and its subsidiary companies will obtain from GTE or an affiliate company of GTE, and GTE or the affiliate will provide to GENUITY and its subsidiary companies, licenses under certain GTE software and maintenance and support services for certain GTE software in accordance with the terms and conditions set forth in this Agreement.

2.   Definitions.
     -----------

     For purposes of this Agreement, and in addition to certain terms defined on first use herein and in any schedule attached hereto, the following terms shall have the following meanings:

     2.1. "Affiliate" shall mean an entity that controls, is under common control with, or that is controlled by, the entity with which it is affiliated.

     2.2. "Confidential Information" shall mean: (i) any information in written, other tangible or electronic form which is labeled by GTE as "confidential", "proprietary" or with a legend of similar import; and (ii) Licensed Software in any form (including, without limitation, related Documentation), whether or not labeled in accordance with the preceding. The terms and conditions of this Agreement shall be deemed to be Confidential Information.

     2.3. "Designated Systems" shall mean the computer hardware and operating systems specified in Schedule A, and all computer programs and routines incorporated therein, including, without limitation, Third Party Software.

     2.4. "Documentation" shall mean the user guides, operating manuals and related technical materials, whether in print or electronic form, for the Licensed Programs, including, without limitation, for each such guides, manuals and materials, any and all Updates.

     2.5. "Effective Date" shall mean the date of the closing of the initial public offering of shares of stock of Genuity Inc.

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     2.6. "GTE Products" shall mean Licensed Software, New Products,
Confidential Information and any other materials or rights provided hereunder by GTE under this Agreement.

     2.7. "Improvements" shall mean all improvements, modifications and enhancements that pertain to the Licensed Software, including without limitation, any and all Updates.

     2.8. "Intellectual Property Rights" shall mean any and all worldwide rights existing now or in the future under patent law, copyright law, industrial rights design law, semiconductor chip and mask work protection law, moral rights law, trade secret law, trademark law, unfair competition law, publicity rights law, privacy rights law, and any and all similar proprietary rights, however denominated, and any and all renewals, extensions and restorations thereof, now or hereafter in force and effect.

     2.9. "Licensed Programs" shall mean the computer programs, in Object Code only, specified in Schedule A, including, without limitation, for each such programs any and all Updates.

     2.10. "Licensed Software" shall mean Licensed Programs and Documentation specified in Schedule A, and any Updates thereof.

     2.11. "New Products" shall mean computer programs, in Object Code only, that provide substantially new functions as compared to Licensed Programs, and any related user guides, operating manuals and related technical materials, whether in print or electronic form; provided, however, that "New Products" shall not include Deliverables developed under a Statement of Work to the Software Development and Technical Services Agreement between the parties or their Affiliates of even date herewith

     2.12. "Object Code" shall mean the machine-executable version of a computer software program.

     2.13. "Third Party Software" shall mean any version of any software product, in Object Code only, and related documentation that is developed or owned by a third party and is distributed or otherwise made available to GENUITY by GTE pursuant to this Agreement or required by GENUITY for the Use of the Licensed Software.

     2.14. "Updates" shall mean: (i) corrections of Licensed Software errors, and (ii) any other modifications or additions to the Licensed Software that do not provide substantially new functions to that Licensed Software provided pursuant to a certain IT Transition Services Agreement between the parties of even date herewith (the "IT Transition Services Agreement"). Updates shall not include New Products.

     2.15. "Use" means to load, execute, employ, use, store or display the specified subject matter and, in the circumstances described in Section 3.1(c), shall include maintenance.

3.   Intellectual Property.
     ---------------------

     3.1. License Grant.
          -------------
               (a) On the terms and subject to the conditions set forth herein, GTE hereby grants to GENUITY, during the License Term only, a nonexclusive, nontransferable,

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worldwide license to Use the Licensed Program and the Documentation only for
GENUITY's own internal operations and only on the Designated Systems. The foregoing license grant shall extend to GENUITY's Affiliates; provided, however,
                                                              --------  -------
that GENUITY shall ensure that each of its Affiliates comply with the terms and conditions of this Agreement and shall be liable for any breach of them by any of its Affiliate.

          (b) The foregoing license grant shall include the right of GENUITY to transfer a Licensed Program temporarily to a backup system if a Designated System is inoperative, and to make a reasonable number of copies of the Licensed Programs for testing, disaster recovery, nonproductive backup or archival purposes; provided, however, that all titles, trademarks, copyright, patent and
          --------  -------
other proprietary rights notices relating to Intellectual Property Rights shall be reproduced in such copies and such copies are stored in a safe and secure place. All such copies, in whole or in part, of any Licensed Program shall be governed by the terms and conditions of this Agreement. The foregoing license grant also shall include the right of GENUITY to make a reasonable number of copies of the Documentation for use with the Licensed Programs; provided,
                                                                --------
however, that all titles, trademarks, copyright, patent and other proprietary
-------
rights notices relating to Intellectual Property Rights shall be reproduced in such copies and such copies are stored in a safe and secure place. All such copies, in whole or in part, of any Documentation shall be governed by the terms and conditions of this Agreement.

          (c) GTE and GENUITY shall enter into a Software Escrow Agreement, substantially in the form attached hereto as Exhibit D, for the Licensed Programs identified in Schedule A as requiring the escrow of source code, which shall set forth the terms and conditions pursuant to which source code for the identified Licensed Programs will be made available to GENUITY. In the event that such source code is released to GENUITY pursuant to the Software Escrow Agreement, GTE shall grant to GENUITY a limited, personal, nontransferable and nonexclusive license to use such released source code solely for the purpose of maintaining the License Programs during the License Term. Said license shall not be transferable or sublicensable, and shall not include the right to create any new versions, enhancements or other modifications of the Licensed Programs. The said license shall include the right to have the Licensed Software maintained by a third party, upon GTE's prior written approval, which approval shall not be unreasonably withheld.

          (d) The license provided by this Section 3.1 shall not be sublicensable or transferable, in whole or in part, to any third party and is in addition to, and shall not be construed as limiting or expanding in any way, any other licenses that GTE has granted or will grant to GENUITY under GTE Intellectual Property Rights.

     3.2. Certain License Limitations.
          ---------------------------

          (a) The license right granted in Section 3.1 shall not include any right to: (i) copy or reproduce, modify, market, sublicense, transfer or distribute the Licensed Software, or any portion thereof, in any manner whatsoever (except as otherwise expressly provided in Section 3.1(b)), (ii) make the Licensed Software, or any portion thereof, available to any other person or entity, whether on a time-sharing basis or otherwise, (iii) Use or otherwise exploit the Licensed Software for the benefit of any other person or entity, or
(iv) modify or create works derivative of the Licensed Software or any portion thereof. Except and to the extent expressly set forth in Schedule A, such license grant does not include any license, right, title or interest in or to any Third Party Software or other technology of any third party, or any Intellectual Property Rights therein, required for GENUITY to exercise its rights hereunder. To the extent any Third Party Software is provided by GTE to GENUITY pursuant to this Agreement, the Use of such Third Party

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Software shall be pursuant to the terms and conditions of this Agreement, unless a Third Party Software license agreement is included with such Third Party Software, in which instance GTE shall use its best efforts to advise GENUITY of that fact, and such Third Party Software license agreement shall govern the Use of such Third Party Software.

               (b) The license right granted in Section 3.1 is for Object Code only and does not include a license or any other rights to the source code or other mnemonic or high-level statement version of the Licensed Programs or any documentation therefor. Without limiting the foregoing, GENUITY shall not decompile, disassemble, reverse analyze or reverse engineer any Licensed Software, or otherwise attempt to discover, generate, use or modify the structural framework or source code of any Licensed Software, or permit or authorize any person or entity to do so.

               (c) Nothing herein shall be construed as granting GENUITY, by implication, estoppel or otherwise, any license or other right under any Intellectual Property Right of GTE, including without limitation, any such license or right in or to the Licensed Software, except for the license expressly granted in Section 3.1.

     3.3. Ownership.
          ---------

    GENUITY acknowledges and agrees that (i) GTE is and shall remain the sole and exclusive owner of GTE Products, and any and all Intellectual Property Rights therein and (ii) the third party is and shall remain the sole and exclusive owner of Third Party Software, and any and all Intellectual Property Rights therein, and that GENUITY acquires no rights in or to any of the foregoing, other than the license rights expressly granted herein (or in the instance of Third Party Software, the rights granted by the third party). GENUITY agrees neither to do nor to permit any act which may in any way jeopardize or be detrimental to the validity of GTE's Intellectual Property Rights in GTE Products of the third party's Intellectual Property Rights in the Third Party Software.

4. Payments
   --------

     4.1. Payments. In consideration for the rights and licenses granted herein
          --------
by GTE for the Use of each Licensed Software and for the Maintenance and Support Services for such Licensed Software provided by GTE hereunder, GENUITY shall pay GTE the annual license fee specified for each Licensed Software set forth in Schedule A hereto; said annual license fee specified in Schedule A shall be applicable only to the first year of the License Term, with the annual license fee thereafter being GTE's then applicable annual license fee (which includes Maintenance and Support Services) charged to third parties who are not Affiliates of GTE (or if there is no annual license fee (which includes Maintenance and Support Services) for third party licensees of the Licensed Software, the amount set forth on the applicable invoice to GENUITY). GTE shall invoice GENUITY for such annual license fee on the Effective Date and on each anniversary thereafter during the License Term, and payment shall be due from GENUITY on or before the thirtieth (30th) day following receipt by GENUITY of such invoice. All payments shall be made in United States currency, shall be nonrefundable and paid fully net, without set-off, deduction or counterclaim unless expressly provided otherwise hereunder, and shall be made by wire transfer to such bank account(s) as GTE may specify in writing.

     4.2. Late Payments. GENUITY shall pay interest on any late payments at a
          -------------
rate equal to the lesser of (i) 18% per annum and (ii) the maximum rate of interest allowable under applicable law.

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     4.3. Taxes. In addition to the charges payable for services and rights and
          -----
licenses provided hereunder by GTE, GENUITY shall pay GTE an amount equal to any sales, use, privilege, gross revenue, excise or any other tax (except income and franchise taxes), as well as any assessments or duties lawfully levied by a duly constituted governmental authority and for which GTE is required or permitted, by law, to collect from GENUITY with respect to the services, materials and rights provided under this Agreement. In addition, GENUITY shall be responsible for all real and personal property taxes imposed on Licensed Software in GENUITY'S possession on January 1 of every year. If GENUITY determines that any services, materials or rights obtained from GTE are exempt from a tax, GENUITY must provide GTE a properly completed exemption certificate, for all jurisdictions for which GENUITY is claiming an exemption, before GTE will exclude the respective tax from amounts charged to GENUITY. GENUITY shall not deduct any tax amount from remittances to GTE until a properly completed exemption certificate, for all jurisdictions for which GENUITY is claiming an exemption, has been provided to GTE.

5.   Delivery.
     --------

     5.1. Delivery of Licensed Software. Unless otherwise already in the
          -----------------------------
possession of GENUITY, as soon as practicable after the Effective Date of this Agreement, but in any event within thirty (30) days thereafter, GTE shall deliver to GENUITY a number of copies of each item comprising the Documentation and the Licensed Programs; provided, however, the number of copies of Licensed Programs shall in no event not exceed the number of Designated Systems.

     5.2. Updates. Any Updates to the Licensed Software shall be provided
          -------
pursuant to the IT Transition Services Agreement. Any Use or other exploitation in any manner of any Updates shall be subject to all terms and conditions of this Agreement.

     5.3. New Products.  Any New Products developed or made available by GTE,
          ------------

during the License Term, for Use with or as a replacement for Licensed Software shall be offered to GENUITY at GTE's then-current published license fees, terms and conditions.

     5.4. Maintenance and Support Services. Except as otherwise required for GTE
          --------------------------------
to satisfy its obligations contained in Section 8.3 hereof, GTE's sole obligation to provide any maintenance and support services hereunder shall be set forth in the IT Transition Services Agreement.

6. Indemnity for Infringement of Third Party Intellectual Property.
   ---------------------------------------------------------------

     6.1. Indemnity. If Licensed Software becomes the subject of an infringement
          ---------
claim, or in GTE's opinion is likely to become the subject of such a claim, then, in addition to defending the claim and paying any damages and attorneys' fees finally awarded by a court of final jurisdiction, GTE may, at its option and in its sole discretion, and at its own cost and expense: (i) replace or modify such Licensed Software to make it noninfringing or cure any claimed misuse of any third party trade secret; (ii) procure for GENUITY the right to continue Using such Licensed Software pursuant to this Agreement; or (iii) require the return of such Licensed Software and terminate GENUITY's right to Use the same and refund to GENUITY a pro-rata portion of the current annual license fee actually paid to GTE by GENUITY for the Use of such Licensed Software. Notwithstanding the foregoing, if GTE exercises its right to require the return of such Licensed Software and terminates GENUITY's right to Use the same, to the extent permitted by applicable law, GENUITY may retain and continue to Use

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such Licensed Software to the extent GENUITY agrees in writing to defend and indemnify GTE for any and all expenses, costs and liabilities associated with such continued possession and Use of such Licensed Software.

     6.2. Limitations.  GTE shall not be liable to GENUITY for any claims of
          -----------
inducement of infringement or contributory infringement or claims of infringement resulting from the combination of the Licensed Software with the products or services of third parties. Further, GTE shall have no liability to GENUITY hereunder if (i) the claim of infringement is based upon the Use or other exploitation of Licensed Software provided by GTE hereunder in connection or in combination with equipment, devices, data or software not supplied by GTE, and such infringement would not have occurred but for such Use; (ii) such Licensed Software is Used outside of the scope of the rights and licenses granted to GENUITY or in a manner for which the Licensed Software was not designed; (iii) the Licensed Software or any portion thereof is modified by or for GENUITY (even by GTE at GENUITY's direction or instructions), and such infringement would not have occurred but for such modification; or (iv) GENUITY Uses the Licensed Software as part of a patented process and there would be no infringement in the Use of the Licensed Software alone. For all of the foregoing exclusions, GENUITY shall defend and indemnify GTE for any infringement claims to the extent set forth in Section 6.1.

     6.3. Procedure. The indemnification obligations set forth in this Section 6
          ---------
shall not apply unless GENUITY: (i) uses its best efforts to notify GTE promptly in writing of any claims, charges of infringement or litigation in order to allow GTE the opportunity to investigate and defend the matter; provided,
                                                                --------
however, that the failure to so notify shall only relieve GTE of its obligations
-------
under this Section 6 if and to the extent that GTE is prejudiced thereby; and
(ii) gives GTE full control of the response thereto and the defense thereof, including, without limitation, any agreement relating to the settlement thereof;

provided, however, that GENUITY shall have the right to participate, on a non-
--------  -------
interfering basis, in any legal proceeding to contest and defend a claim for infringement and to be represented by legal counsel of its choosing, all at GENUITY's sole cost and expense. However, if GTE fails to promptly assume the defense of the claim, GENUITY may assume the defense at GTE's cost and expense. GTE shall not be responsible for any settlement or compromise made without its prior written consent, unless GENUITY has tendered notice and GTE has then refused to assume and defend the claim and it is later determined that GTE was obligated to assume and defend the claim. GENUITY agrees to cooperate in good faith with the GTE at the request and expense of GTE.

     6.4. The foregoing sets forth GTE's sole and exclusive obligations, and GENUITY's sole remedies, for infringement of any Intellectual Property Rights by any GTE Products.

7.   Other Obligations of GENUITY and GTE.
     ------------------------------------

     7.1. Third Party Software. GENUITY acknowledges that, in order to exercise
          --------------------
any rights granted by the license set forth in Section 3.1, including, without limitation, Using the Licensed Software as expressly provided thereby, GENUITY may need to license or otherwise obtain permission to Use Third Party Software. Such licenses or other permissions shall be at GENUITY's sole cost and expense and GENUITY shall be solely responsible for observing and complying with the terms and conditions under which Third Party Software is licensed. GTE shall use its best efforts to inform GENUITY of any Third Party Software that, to GTE's knowledge, is required to Use the Licensed Software.

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     7.2. Inspection of Facilities.  GENUITY shall advise GTE in writing of the
          ------------------------
location of all facilities at which it is carrying out activities subject to license under this Agreement, including, without limitation, the location of any Designated Systems. GTE may, from time to time, as it deems necessary, at its sole risk and expense, enter such facilities, or any of them, and conduct such inspection as is reasonably necessary to verify the nature of GENUITY's activities and GENUITY's compliance with this Agreement. GENUITY shall provide reasonable assistance to GTE for such inspection, GTE shall minimize the amount of time that it is required to spend in GENUITY's facilities, and GTE shall coordinate all such activities with GENUITY so as not to unreasonably interfere with GENUITY's operations.

     7.3. Interoperability. If the provisions of the Council of European
          ----------------
Communities Directive of May 14, 1991 on the Legal Protection of Computer Programs (the "Software Directive") apply to GENUITY's Use of the Licensed Programs, and GENUITY wishes to obtain the information necessary to achieve interoperability of an independently created computer program with the Licensed Programs as permitted under Article 6 of the Software Directive ("Interoperability Information"), then GENUITY shall notify GTE in writing, specifying the nature of the Interoperability Information it needs and the purpose for which it will be used. If GTE reasonably determines that GENUITY is entitled to such Interoperability Information under said Article 6, GTE shall, at its option, either (i) provide such Interoperability Information to GENUITY or (ii) authorize GENUITY to reverse engineer the Licensed Programs, within the time limits prescribed by said Article 6, solely to the extent indispensable to obtain such Interoperability Information. If GTE elects clause (i), GENUITY shall provide all information and assistance reasonably requested by GTE to enable GTE to perform clause (i), and GTE may charge GENUITY a reasonable fee, determined in GTE's discretion, for making available the requested Interoperability Information, unless such a fee is prohibited under said Article 6.

8.   Warranties.
     ----------

     8.1. Allocation of Risk. An essential purpose of the exclusion of
          ------------------
warranties and limitation of liability provided in this Agreement is allocation of risks between GTE and GENUITY, which allocation of risks is reflected in the arrangements between GTE and GENUITY contained in this Agreement.

     8.2. No Conflicts. GTE warrants that, to the best of its knowledge, it
          ------------
owns, or otherwise has, the necessary Intellectual Property Rights to grant the licenses, rights and permissions contained herein.

     8.3. Conformance Warranty.  GTE warrants to GENUITY that (i) with normal
          --------------------
service and use, each of the Licensed Programs, including, without limitation, Updates, shall, at the time of first delivery to GENUITY of the Licensed Programs and for a period of thirty (30) days thereafter, conform substantially on the Designated Systems to either the Documentation or the specifications included in Schedule B, as applicable; provided, however, that such Licensed
                                       --------  -------
Program has not been modified or altered by GENUITY or any other person or entity, has not been abused or misapplied, has not been Used outside of the scope of the rights and licenses granted pursuant to this Agreement, and has not been Used in combination with hardware or software other than the Designated Systems. The warranty set forth in this Section 8.3 shall be void if GENUITY fails to submit timely a completed report to GTE describing the condition that GENUITY believes constitutes a breach of said warranty, together with removable machine-readable media on which GENUITY has made a copy of that portion of the Licensed Program that GENUITY believes to contain such condition, within twenty
(20)

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days after GENUITY discovers such condition. GENUITY's sole and exclusive remedy, and GTE's entire liability, for breach of the warranty set forth in this
Section 8.3 shall be, at GTE's option and sole expense: to attempt to correct any nonconforming Licensed Programs; to replace any nonconforming Licensed Programs with a corrected copy upon return to GTE of all of GENUITY's copies of such nonconforming Licensed Program; or if GTE is unable to make any Licensed Programs operate as warranted hereunder, to refund any payments on a pro-rata basis actually made by GENUITY to GTE hereunder for such nonconforming Licensed Program during the last year of the License Term.

     8.4. Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 8 GTE
          ----------
MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR ARISING BY CUSTOM OR TRADE USAGE, WITH RESPECT TO THE GTE PRODUCTS OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT. WITHOUT LIMITING THE FOREGOING, GTE EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION (i) THAT ANY GTE PRODUCTS OR ANY OF THEIR USE OR ANY ACTIVITIES OF GENUITY CONTEMPLATED BY THIS AGREEMENT, SHALL BE FREE FROM INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY, (ii) AS TO THE QUALITY OR PERFORMANCE OF ANY GTE PRODUCTS OR SERVICES, AND (iii) OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE EVEN IF GTE HAS BEEN ADVISED OR SHOULD HAVE KNOWN OF SUCH PURPOSE. GENUITY SHALL BE SOLELY RESPONSIBLE FOR ADEQUATE PROTECTION AND BACKUP OF GENUITY'S DATA AND SOFTWARE USED IN CONNECTION WITH ITS USE OF GTE

9.   Limitation of Liabilities.
     -------------------------

     9.1. UNDER NO CIRCUMSTANCES SHALL GENUITY BE ENTITLED TO RECOVER FROM GTE ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS, LOSS OF PROFITS OR LOSS OF
USE), WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), OR ANY OTHER CAUSE OF ACTION RELATING TO GTE PRODUCTS, OR OTHERWISE RELATING TO THIS AGREEMENT, EVEN IF GTE HAS BEEN INFORMED OR SHOULD HAVE KNOW OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF GTE (WHETHER BASED ON CONTRACT, TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE) OR ANY OTHER CAUSE OF ACTION) EXCEED THE AGGREGATE AMOUNT OF PAYMENTS ACTUALLY RECEIVED BY GTE DURING THE LAST YEAR OF THE LICENSE TERM PURSUANT TO SECTION 4.1.

     9.2. Third Party Claims.  Without limiting the foregoing Section 9.1,
          ------------------
and except and to the extent expressly provided for in Section 6, GTE shall under no circumstances be liable for any claim or demand by any third party based on or related to GENUITY's Use of the Licensed Software, errors or alleged errors in GENUITY's Use of the Licensed Software or any other GTE Products or Services. GENUITY shall indemnify and hold GTE harmless from and against any loss, cost or damages, including, without limitation, reasonable attorneys' and professionals' fees, arising in connection or as a result of such claim or demand.

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10.  Confidential Information.
     ------------------------

     10.1. Restrictions. GENUITY shall: (i) use Confidential Information only in
           ------------
connection with fulfilling its obligations and exercising its rights hereunder;
(ii) hold Confidential Information in strict confidence and exercise due care with respect to its handling and protection, consistent with GENUITY's own policies concerning the protection of its own confidential information of similar importance, but in no instance less than reasonable care; (iii) not disclose, divulge or publish Confidential Information or any portion thereof, except to such of its responsible employees who have a bona fide need-to-know to the extent necessary to exercise GENUITY's rights and licenses under this Agreement and are who are bound in writing to maintain the confidentiality of such Confidential Information; (iv) instruct all such employees not to disclose Confidential Information to third parties; (v) not remove any titles, trademarks, copyright, patent and other proprietary rights notices set forth on or contained within the Confidential Information or any portion thereof; or (vi) not copy or otherwise duplicate any Confidential Information, in whole or in part, including, without limitation, derivations, except and to the extent expressly permitted hereunder and necessary to exercise its rights and licenses hereunder.

     10.2.  Compliance with Governmental, Judicial Requirements.
            ---------------------------------------------------
Notwithstanding anything herein to the contrary, if GENUITY receives a request to disclose any Confidential Information (whether pursuant to a valid and effective subpoena, an order issued by a court or other governmental authority of competent jurisdiction or otherwise) on advice of legal counsel that disclosure is required under applicable law, GENUITY agrees that, prior to disclosing any Confidential Information, it shall (i) notify GTE of the existence and terms of such request or advice, (ii) cooperate with GTE in taking legally available steps to resist or narrow any such request or to otherwise eliminate the need for such disclosure at GTE's sole expense, if requested to do so by GTE, and (iii) if disclosure is required, it shall be the obligation of GTE to use its best efforts to obtain a protective order or other reliable assurance that confidential treatment shall be afforded to such portion of the Confidential Information of GTE as is required to be disclosed.

     10.3.  Marking. Any copy of the Confidential Information authorized by GTE
            -------
to be made by GENUITY pursuant to this Agreement shall conspicuously display markings or statements of GTE appearing on the originals of such Confidential Information.

     10.4.  Survival. The obligations set forth in this Section 10 shall survive
            --------
any termination, cancellation or expiration of this Agreement or of any licenses granted pursuant to this Agreement.

11.  Termination.
     -----------

     11.1.  Termination/Cancellation.  Each party shall have the right to
            ------------------------
terminate/cancel this Agreement, effective immediately, upon written notice to the other party, if any of the following events occur:

          (a) The other files a voluntary petition in bankruptcy (other than as creditor);

          (b)  The other is adjudged bankrupt;

          (c) A court assumes jurisdiction of the assets of the other under a federal reorganization act;

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          (d) A trustee or receiver is appointed by a court for all or a substantial portion of the assets of the other;

          (e) The other becomes insolvent or suspends its business; or

          (f) The other makes an assignment of its assets for the benefit of its creditors except as required in the ordinary course of business.

     11.2.Material Breach.  Either party may terminate or cancel this
          ---------------
Agreement or any license for Licensed Software, for a material breach or default of any of the terms, conditions or covenants of this Agreement by the other; provided, however, that such termination or cancellation may be made only
--------  -------
following the expiration of a thirty (30) day period during which the other party has failed to cure such breach after having been given written notice thereof.

     11.3.Other Termination.  GENUITY may terminate or cancel any license for
          ------------------
 any Licensed Software upon thirty (30) days prior written notice to GTE and the rights and licenses for such terminated or cancelled Licensed Software shall immediately terminate at the end of such thirty (30) day period or such earlier period as specified in the notice. Notwithstanding termination or cancellation of any license for any Licensed Software, no refund or credits shall be due or owing to GENUITY.

     11.4.Effect of Termination or Expiration.
          -----------------------------------
          (a) Upon any expiration, termination or cancellation of this Agreement, either in its entirety or with respect to any licensed for Licensed rights and licenses granted to GENUITY hereunder or related to such Licensed Software, respectively, shall terminate.

          (b) Within a reasonable time after expiration, termination or cancellation of this Agreement or of any license for any Licensed Software, but in no event later than thirty (30) days thereafter, GENUITY shall immediately cease using the Licensed Software and Confidential Information (or in the instance of termination, cancellation or expiration of specific Licensed Software, then only such Licensed Software and related Confidential Information) and shall return to GTE, or shall destroy in a manner satisfactory to GTE, all forms in whatever medium of such Licensed Software and Confidential Information, including, without limitation, any and all copies thereof. An officer of GENUITY shall certify in writing to GTE that GENUITY has complied with the obligations of this Section 11.4(b).

          (c) No expiration, termination or cancellation of this Agreement, in whole or in part, shall relieve GENUITY of any obligation to pay amounts due nor affect any other rights or liabilities of the parties which may have accrued prior to the date of expiration, termination or cancellation. Notwithstanding anything herein to the contrary, upon any expiration or termination of this Agreement, the provisions of Sections 2, 3.2, 3.3, 4, 6, 7.1, 8.4, 9, 10, 11, 12
and 13 shall survive such expiration, termination or cancellation and shall continue in full force and effect.

          (d) With respect to Third Party Software in which GTE acquires rights after the Effective Date and includes in Updates to the Licensed Software, which Third Party Software has been approved by GENUITY as provided in the IT Transition Services Agreement, the parties acknowledge and agree that if GTE amortizes costs associated with such Third Party Software, GENUITY shall pay the balance of any unamortized costs in the event of any termination, cancellation or non-renewal of the license for the Licensed

Software prior to full amortization of such costs, and upon such payment GENUITY will be entitled to continue use of such Third Party Software pursuant to the applicable terms and conditions.

12.  Dispute Resolution.
     ------------------

          12.1.  General.  Any controversy or claim arising out of or relating
                 -------
to this Agreement, or the breach thereof, shall be settled first, by good faith efforts of the parties to reach mutual agreement, and second, if mutual agreement is not reached to resolve the dispute, by final, binding arbitration as set out in paragraph 6(c) below.

          12.2.  Initial Resolution.  A party that wishes to initiate the
                 ------------------
dispute resolution process shall send written notice to the other party with a summary of the controversy and a request to initiate these dispute resolution procedures. Each party shall appoint a knowledgeable, responsible representative from the company who has the authority to settle the dispute, to meet and negotiate in good faith to resolve the dispute. The discussions shall be left to the discretion of the representatives, who may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as Confidential Information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in the arbitration described above or in any lawsuit pursuant to Rule 408 of the Federal Rules of Evidence. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit. The parties agree to pursue resolution under this subsection for a minimum of 60 days before requesting arbitration.

          12.3.  Arbitration.  If the dispute is not resolved under the
                 -----------
preceding subsection within 60 days of the initial written notice, either party may demand arbitration by sending written notice to the other party. The parties shall promptly submit the dispute to the American Arbitration Association for resolution by a single neutral arbitrator acceptable to both parties, as selected under the rules of the American Arbitration Association. The dispute shall then be administered according to the American Arbitration Association's Commercial Arbitration Rules, with the following modifications: (i) the arbitration shall be held in a location mutually acceptable to the parties, and if the parties do not agree, the location shall be New York City; (ii) the arbitrator shall be licensed to practice law; (iii) the arbitrator shall conduct the arbitration as if it were a bench trial and shall use, apply and enforce the Federal Rules of Evidence and Federal Rules of Civil Procedure; (iv) except for breaches related to Confidential Information or intellectual property, the arbitrator shall have no power or authority to make any award that provides for consequential, punitive or exemplary damages; (v) the arbitrator shall control the scheduling so that the hearing is completed no later than 60 days after the date of the demand for arbitration; and (vi) the arbitrator's decision shall be given within 5 days thereafter in summary form that states the award, without written decision, which shall follow the plain meaning of this Agreement, the relevant documents, and the intent of the parties. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction over the parties. Each party to the dispute shall bear its own expenses arising out of the arbitration, except that the expenses of the facilities to conduct the arbitration and the fees of the arbitrator shall be shared equally by the parties.

     12.4.  Injunctive Relief. The foregoing notwithstanding, each party shall
            -----------------
have the right to seek injunctive relief in an applicable court of law or equity pending resolution of the dispute in accordance with the foregoing.

13.  General.
     --------

     13.1. Notice. Any written notice either party may give the other concerning
           ------
the subject matter of this Agreement shall be in writing and given or made by means that obtain a written acknowledgment of receipt. Notices shall be sent to the parties at the following addresses, which may be changed by written notice:

                   To GTE:   ___________________________

                             ___________________________

                             ___________________________

                             ___________________________
               To GENUITY:
                             ___________________________

                             ___________________________

                             ___________________________

                             ___________________________

    Notice shall be deemed to have been given or made when actually received, as evidenced by written acknowledgment of receipt.

     13.2. Compliance. GTE and GENUITY shall each comply with the provisions of
           ----------
all applicable federal, state, and local laws, ordinances, regulations and codes (including, without limitation, procurement of required permits or certificates) in fulfillment of their obligations under this Agreement. GTE Products are subject to U.S. export and foreign transactions control regulations. GENUITY undertakes that it shall neither export, nor cause nor permit to be exported, without GTE's prior written consent and without compliance with applicable law and regulation, GTE Products or Services out of the United States of America, nor shall GTE Products or Services be made available, directly or indirectly, for use in any project associated with the design, development, production, testing, stockpiling or use of: (i) nuclear weapons or facilities to produce nuclear explosives, (ii) missiles, or (iii) chemical or biological warfare agents. GENUITY agrees to comply with all applicable laws and regulations relating to the exportation of technical information, as they currently exist and as they may be amended from time to time.

     13.3.  Assignment, Subcontracting.  Neither this Agreement nor any rights
            --------------------------
or obligations hereunder shall be assignable by either of the parties hereto; provided, however, that GTE may assign this Agreement to any Affiliate.
--------  -------

     13.4.  Waiver of Terms and Conditions.  Failure to enforce any of the
            ------------------------------
terms or conditions of this Agreement shall not constitute a waiver of any such terms or conditions, or of any other terms or conditions.

     13.5.  Severability.  Where any provision of this Agreement is declared
            ------------
invalid, illegal, void or unenforceable, or any changes or modifications are required by regulatory or judicial action, and any such invalid, illegal, void or unenforceable provision, or such change or modification, substantially affects any material obligation of a party hereto, the remaining provisions of this Agreement shall remain in effect and the parties shall mutually agree upon a course of action with respect to such invalid provision or such change or modification to the end that the purposes of this Agreement are carried out.

     13.6.  Governing Law.  This Agreement, and the rights and obligations
            -------------
contained in it, shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of law principles that would require the application of the laws of any other jurisdiction.

     13.7.  No Unreasonable Delay or Withholding.  Where agreement, approval,
            ------------------------------------
acceptance, consent or similar action by GENUITY or GTE is required, such action shall not be unreasonably delayed or withheld.

     13.8.  Force Majeure.  If performance of any obligations by either party
            -------------
under this Agreement (other than any obligation of either party to pay money hereunder) is prevented, restricted or interfered with by reason of acts of God, wars, revolution, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, labor difficulties, including, without limitation, strikes, slowdowns, picketing or boycotts, communication line failures, power failures, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the party affected, the party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis during the continuance of such prevention, restriction or interference (and the other party shall likewise be excused, on a day-to-day basis during the same period, from performance of its obligations which are dependent upon or affected by such nonperformance); provided, however, that the party so affected shall use its best reasonable
--------  -------
efforts to avoid or remove such causes of nonperformance and both parties shall proceed immediately with the performance of their obligations under this Agreement whenever such causes are removed or cease.

     13.9.  Entire Agreement.  This Agreement represents the entire
            ----------------
understanding between the parties with the respect to its provisions and cancels and supercedes all prior agreements or understandings, whether written or oral, with respect to the subject matter. This Agreement may only be modified or amended by an instrument in writing signed by duly authorized representatives of the parties. This Agreement shall be deemed to include all Schedules issued hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the ___ day of ___________, 2000 through their authorized representatives.

GTE  SERVICE CORPORATION                GENUITY SOLUTIONS INC.

By:____________________________         By:____________________________

Name:__________________________         Name:__________________________

Title:_________________________         Title:_________________________

Date:__________________________         Date:__________________________

                                   SCHEDULE A
                                   ----------

[Schedule: Documentation, Licensed Programs, Designated Systems]

                                   SCHEDULE B
                                   ----------

SPECIFICATIONS FOR LICENSED PROGRAMS

[If necessary]

                                       15